UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013 (October 21, 2013)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue New York, New York 10022

(Address of principal executive offices)

(212) 415-6500

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 22, 2013, American Realty Capital Properties, Inc., a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cole Real Estate Investments, Inc., a Maryland corporation (“Cole”), and Clark Acquisition, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”).  The Merger Agreement provides for the merger of Cole with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of the Company.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of Cole, $0.01 par value per share (“Cole Common Stock”), other than shares owned by the Company, any subsidiary of the Company or any wholly owned subsidiary of Cole, will be converted into the right to receive, at the election of the holder thereof, either (i) 1.0929 shares of common stock of the Company, par value $0.01 per share (“Company Common Stock”), or (ii) $13.82 in cash (the “Merger Consideration”), but in no event will the aggregate consideration paid in cash be paid on more than 20% of the shares of Cole Common Stock issued and outstanding as of immediately prior to the closing of the Merger (including for this purpose shares of Cole Common Stock deemed issued in respect of Cole restricted share units and performance share units). If the aggregate elections for payment in cash exceed 20% of the number of shares of Cole Common Stock issued and outstanding as of immediately prior to the closing of the Merger, then the amount of cash consideration paid on cash elections will be reduced on a pro rata basis with the remaining consideration paid in Company Common Stock.

The Merger Agreement provides that immediately prior to the Effective Time, any outstanding Cole restricted share units will become fully vested and the shares of Cole Common Stock deemed issued in settlement thereof will have the right to receive the Merger Consideration. The Merger Agreement also provides that immediately prior to the Effective Time, any outstanding Cole performance share units will vest based on the average of the target and maximum payout percentages set forth under the terms of the applicable award agreements, and the shares of Cole Common Stock deemed issued in settlement thereof will have the right to receive the Merger Consideration.

Pursuant to the terms of the Merger Agreement, on October 22, 2013 the board of directors of the Company (the “Board”) approved the expansion of the Board by two, which vacancies will be filled by two of Cole’s independent directors at the Effective Time, subject to the Board’s determination that such individuals meet the definition of “independent director” set forth in the rules and regulations of the NASDAQ Stock Market and applicable regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”), and satisfy the criteria set forth in the Company’s Nominating and Corporate Governance Committee charter.

The completion of the Merger is subject to various conditions, including, among other things, the approval by Cole’s stockholders of the Merger and the other transactions contemplated by the Merger Agreement, the approval by the Company’s stockholders of the issuance of Company Common Stock in connection with the Merger, the absence of any law, order or injunction prohibiting the consummation of the Merger, the obtainment of certain third party consents and the consummation by the Company of its previously announced mergers with CapLease, Inc. (“CapLease” and the proposed merger with CapLease, the “CapLease Merger”) and American Realty Capital Trust IV, Inc. (“ARCT IV” and the proposed merger with ARCT IV, the “ARCT IV Merger”). Moreover, each party’s obligation to consummate the Merger is subject to certain other conditions, including the accuracy of the other party’s representations and warranties (subject to customary qualifications) and the other party’s material compliance with its covenants and agreements contained in the Merger Agreement.

The Company and Cole have made certain customary representations and warranties to each other in the Merger Agreement. Cole has agreed, among other things, not to solicit alternative transactions. Cole has also agreed, subject to certain exceptions, not to enter into discussions concerning, or provide confidential information in connection with, any alternative transaction.

The Merger Agreement also includes certain termination rights for both the Company and Cole and provides that in connection with the termination of the Merger Agreement, under certain specified circumstances, Cole would be required to pay the Company a termination fee of $100,000,000. The Merger Agreement also provides that the Company would be required to pay Cole a termination fee of $110,000,000 if the merger agreement in respect of the ARCT IV Merger is terminated, except where such termination is in connection with a superior proposal received by ARCT IV that is not matched by the Company, in which case the Company would be required pay Cole a termination fee of $5,000,000. The Merger Agreement also provides that the parties will reimburse each other’s transaction expenses in the amount of $10,000,000 if the Merger Agreement is terminated in certain circumstances.

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Voting Agreement

Concurrently with the execution of the Merger Agreement, Christopher H. Cole, Cole’s Executive Chairman of the Board, and Marc T. Nemer, Cole’s Chief Executive Officer, entered into a voting agreement with the Company (the “Voting Agreement”), pursuant to which each of them has agreed to vote in favor of the Merger and the other transactions contemplated by the Merger Agreement, upon the terms and subject to the conditions set forth in such agreement. The Voting Agreement will terminate upon certain circumstances, including upon termination of the Merger Agreement.

Letter Agreements

Concurrently with the execution of the Merger Agreement, Christopher H. Cole,  Cole’s Executive Chairman of the Board, and Marc T. Nemer, Cole’s Chief Executive Officer, entered into letter agreements with the Company (together, the “Letter Agreements”), pursuant to which each of them has agreed, among other things, to certain arrangements relating to their separation from Cole in connection with the closing of the Merger and the payment of amounts to which they are entitled under their respective employment agreements and the Agreement and Plan of Merger dated as of March 5, 2013, by and among Cole, CREInvestments, LLC, Cole Holdings Corporation (“Cole Holdings”) and Christopher H. Cole, pursuant to which Cole acquired Cole Holdings on April 5, 2013.  The Letter Agreements provide that a portion of the shares of Company Common Stock that will be issued to each of Messrs. Cole and Nemer in connection with the closing of the Merger will be subject to certain restrictions on transfer, such shares to be released from such restrictions on a quarterly basis on the last day of each calendar quarter beginning with the first full calendar quarter following th consummation of the Merger through December 31, 2017.  The Letter Agreement between the Company and Mr. Cole also provides that Mr. Cole, together with his affiliates, will be entitled to elect to receive the Merger Consideration in respect of shares of Cole Common Stock owned by them in cash in respect of up to a maximum of twenty percent (20%) of all of the shares of Cole Common Stock held by Mr. Cole and his affiliates.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the Voting Agreement is attached hereto as Exhibit 99.1 and a copies of the Letter Agreements are attached hereto as Exhibit 99.2 and Exhibit 99.3, and all are incorporated herein by reference. The foregoing descriptions of the Merger Agreement, the Voting Agreement and the Letter Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company or Cole at the time they were made or otherwise.

Item 7.01 Regulation FD Disclosure.

The Company prepared an investor presentation with respect to the contemplated Merger. Such presentation also reflects an expected increase to the Company’s future earnings guidance, in light of the contemplated Merger. Directors, officers and other representatives of the Company and Cole will present some or all of such investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.4 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.4 attached hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

The Company to Increase its Annualized Dividend Upon Closing of the Merger

On October 21, 2013, the Company’s board of directors authorized, and the Company declared, an increase to its annualized dividend to $1.00 per share, effective with the closing of the Merger. Such annualized dividend increase reflects a $0.06 annualized dividend increase from the annualized $0.94 per share dividend which will become effective upon the earlier to close of the CapLease Merger and the ARCT IV Merger.

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Joint Press Release Relating to the Merger

On October 23, 2013, the Company and Cole issued a joint press release announcing the execution of the Merger Agreement, describing the benefits of the Merger for each of the Company and Cole and updating future earnings guidance, in light of the contemplated Merger.

A copy of the joint press release is attached as Exhibit 99.5 to this Current Report on Form 8-K.

Additional Information about the Cole Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, the Company and Cole expect to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the Company’s proposed acquisition of Cole. The joint proxy/prospectus will contain important information about the proposed transaction and related matters. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY OR COLE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, COLE AND THE PROPOSED MERGER.

Investors and stockholders of the Company and Cole may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by the Company and Cole with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.arcpreit.com and copies of the documents filed by Cole with the SEC are available free of charge on Cole’s website at www.ColeREIT.com.

Participants in Solicitation relating to the Cole Merger

The Company, Cole, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Cole’s stockholders in respect of the proposed Merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole’s directors and executive officers can be found in Cole’s definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Cole, as applicable, using the sources indicated above.

Additional Information about the ARCT IV Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed ARCT IV Merger, the Company and ARCT IV expect to prepare and file with the SEC an amendment to their proxy statement/prospectus and the Company expects to prepare and file with the SEC an amendment to its registration statement on Form S-4 and other documents with respect to the Company’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARCT IV MERGER.

Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.arcpreit.com and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at www.arct-4.com.

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Participants in Solicitation relating to the ARCT IV Merger

The Company, ARCT IV, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCT IV’s stockholders in respect of the proposed ARCT IV Merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus, the registration statement and other relevant documents filed with the SEC in connection with the proposed ARCT IV Merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or ARCT IV, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s, CapLease’s, ARCT IV’s and Cole’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the merger agreements; (2) the inability to complete the CapLease Merger or failure to satisfy other conditions to completion of the CapLease Merger; (3) the inability to complete the ARCT IV Merger due to the failure to obtain ARCT IV stockholder approval of the ARCT IV Merger or the failure to satisfy other conditions to completion of the ARCT IV Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the ARCT IV Merger; (4) the inability to obtain regulatory approvals for the Cole Merger transaction and the approval by the Company’s stockholders of the issuance of Company Common Stock in connection with the Cole Merger and the approval by Cole’s stockholders of the Cole Merger; (5) risks related to disruption of management’s attention from the ongoing business operations due to the proposed mergers; (6) the effect of the announcement of the proposed mergers on the Company’s, CapLease’s, ARCT IV’s or Cole’s relationships with their respective customers, tenants, lenders, operating results and businesses generally; (7) the outcome of any legal proceedings relating to any of the mergers or the merger agreements; and (8) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in the Company’s, CapLease’s, ARCT IV’s and Cole’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company, CapLease, ARCT IV and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

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Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Clark Acquisition, LLC
99.1	Voting Agreement, dated as of October 22, 2013, by among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc., Christopher H. Cole and Marc T. Nemer
99.2	Letter Agreement, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Christopher H. Cole
99.3	Letter Agreement, dated as of October 22, 2013, by and among American Realty Capital Properties, Inc., Cole Real Estate Investments, Inc. and Marc T. Nemer
99.4	Investor Presentation, dated as of October 23, 2013
99.5	Joint Press Release issued by American Realty Capital Properties, Inc. and Cole Real Estate Investments, Inc. on October 23, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

October 23, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Executive Officer and Chairman of the Board of Directors

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